UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018 (May 10, 2018)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Long-Term Incentive Plan-2015-2017 PAU Performance Cycle
State Auto Financial Corporation (the "Company") had a Long-Term Incentive Plan, effective January 1, 2007 ("2007 LTIP") under which grants of cash-based performance award units ("PAUs") are made to its Named Executive Officers ("NEOs") and other members of the leadership team. The value of a PAU granted under the 2007 LTIP is dependent upon the State Auto Group's1 relative performance to a peer group of other property and casualty insurers (the "LTIP Peer Group") during a three-year performance period. The value of the PAU awards to the NEOs for the three-year performance period ended December 31, 2017 (the "2015-2017 performance period") was omitted from the Company's definitive Proxy Statement dated March 26, 2018 (the "2018 Proxy Statement") because, as of that date, the final LTIP Peer Group data for the 2015-2017 performance period was not available to the Company.
On May 10, 2018, the Company's Compensation Committee approved PAU awards for the 2015-2017 performance period for the NEOs identified in the 2018 Proxy Statement. As a result of the Company's decision to exit its excess and surplus lines specialty business, which will result in the elimination of our specialty insurance segment and its related underwriting results from the State Auto Group, the Compensation Committee exercised its discretion under the 2007 LTIP to remove the impact of our specialty insurance segment from the 2017 calendar year included within the 2015-2017 performance period. The removal of the impact of our specialty insurance segment from calendar year 2017 increased the value earned with respect to the PAU awards for the 2015-2017 performance period from 29% of the target award value to 44% of the target award value. Set forth below are the non-equity incentive compensation and total compensation for each NEO reported in the Summary Compensation Table on Page 51 of the 2018 Proxy Statement, as recalculated to include the value earned with respect to the PAU awards for the 2015-2017 performance period.

Named Executive Officer	Year	Non-Equity Incentive Plan Compensation ($)(1)	Total Compensation ($)
Michael E. LaRocco	2017	340,340	1,996,108
Steven E. English	2017	106,392	1,029,811
Kim B. Garland	2017	94,380	793,644
Paul M. Stachura	2017	117,157	655,109
Gregory A. Tacchetti	2017	21,667	559,936

(1) For the total 2017 non-equity incentive plan compensation, the dollar amounts shown in this column reflect the aggregate amount of the following awards earned by each NEO under the 2007 LTIP and the One Team Incentive Plan (the "OTIP").

Named Executive Officer	Existing LTIP PAUs ( $)	OTIP Performance Award	Total Non-Equity Incentive Plan Compensation ($)
Michael E. LaRocco	340,340	—	340,340
Steven E. English	106,392	—	106,392
Kim B. Garland	94,380	—	94,380
Paul M. Stachura	117,157	—	117,157
Gregory A. Tacchetti	21,667	—	21,667
____________________________________

1 The State Auto Group refers to (1) the insurance subsidiaries of State Auto Financial Corporation: State Auto Property & Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank") and State Auto Insurance Company of Ohio ("SAOH") and to (2) State Automobile Mutual Insurance Company ("State Auto Mutual") and its insurance subsidiaries and affiliates: State Auto Insurance Company of Wisconsin ("SAWI"), Meridian Security Insurance Company ("Meridian"), Patrons Mutual Insurance Company of Connecticut ("Patrons"), Rockhill Insurance Company ("RIC"), Plaza Insurance Company ("Plaza"), American Compensation Insurance Company ("ACIC") and Bloomington Compensation Insurance Company ("BCIC").

2017 CEO PAY RATIO

The amount earned in 2017 by our CEO with respect to the PAUs granted to him under the 2007 LTIP for the 2015-2017 performance period was not calculable as of the date of the Proxy Statement because the final performance data for the 2015-2017 performance period that determines the number of PAUs earned was not available at that time. As a result, we omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Proxy Statement and have included the required CEO pay ratio disclosure in this Current Report on Form 8-K as permitted by Instruction 6 to Item 402(u) of Regulation S-K.

We determined that the annual total compensation for the year ended December 31, 2017, of our median employee as of December 22, 2017, other than our CEO, Michael E. LaRocco, was $76,379; Michael E. LaRocco's annual total compensation for the year ended December 31, 2017, was $1,996,108; and the ratio of these amounts was 1-to-26.

As of December 22, 2017, our total population consisted of 2,002 employees. To identify our median employee, we used W-2, Box 5 earnings for 2017 and chose one of the two individuals identified at median due to an even number of employees in our population. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of shareholders (the "2018 Annual Meeting") was held on May 11, 2018.

(b)	The following is a brief description and vote count on all items voted on at the 2018 Annual Meeting:

Proposal One - Election of Directors.

The following persons were elected to serve as Class III directors to hold office until the 2021 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Michael J. Fiorile	39,750,214	94,794	1,861,071
Michael E. LaRocco	38,941,204	903,804	1,861,071
Eileen A. Mallesch	39,782,116	62,892	1,861,071

The following person was elected to serve as a Class II director to hold office until the 2020 annual meeting of shareholders and until a successor is elected and qualified, with the director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Setareh Pouraghabagher	39,760,680	84,328	1,861,071

Proposal Two - Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.
 The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
41,279,124	399,338	27,617	—

Proposal Three - Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
39,494,219	320,969	29,820	1,861,071

(c)	Not applicable.

Item 8.01.	Other Events
At the Company's Board of Directors' meeting held on May 11, 2018, the following directors were appointed or re-appointed to the following Board committees:

Audit Committee: Chairperson Eileen A. Mallesch, Robert E. Baker, Kym M. Hubbard, David R. Meuse and Setareh Pouraghabagher
Compensation Committee: Chairperson Robert E. Baker, Kym M. Hubbard, Eileen A. Mallesch, Thomas E. Markert and S. Elaine Roberts
Nominating and Governance Committee: Chairperson Michael J. Fiorile, Thomas E. Markert, Setareh Pouraghabagher and S. Elaine Roberts
Investment and Finance Committee: Chairperson David R. Meuse, Kym M. Hubbard and Michael E. LaRocco
Independent Committee: Chairperson Thomas E. Markert, Kym M. Hubbard, Eileen A. Mallesch, David R. Meuse, Setareh Pouraghabagher and S. Elaine Roberts
Risk Committee: Chairperson Michael J. Fiorile, Thomas E. Markert, Setareh Pouraghabagher and S. Elaine Roberts

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 16, 2018	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel